UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange

  Act of 1934 Date of Report (Date of earliest event reported): August 6, 2006

                          ASPEN EXPLORATION CORPORATION
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

           Delaware                   000-09494                  84-0811316
 ---------------------------   ----------------------         -----------------
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
       of Incorporation)                                     Identification No.)


                    2050 S. Oneida St., Suite 208, Denver, CO       80224
                     --------------------------------------       --------
                    (Address of Principal Executive Offices)     (Zip Code)


        Registrant's telephone number, including area code: 303-639-9860

                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ]  Written communications pursuant to Rule 425 under the Securities Act


[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          --------------------------------------------------------------------
Appointment of Principal Officers
---------------------------------

Robert F. Sheldon, one of the directors of Aspen Exploration Corporation, passed away on August 6, 2006. Aspen has not named any person to fill the board vacancy created by Mr. Sheldon's death.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 9, 2006.
                                            ASPEN EXPLORATION CORPORATION


                                            By:  /s/  Robert A. Cohan
                                               --------------------------------
                                                      Robert A. Cohan
                                                      President